PAGE 1

                CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-1A (the "Registration Statement") of T. Rowe Price Media & Telecommunications Fund, Inc. of our report dated January 20, 1997 relating to the financial statements and financial highlights appearing in the December 31, 1996 Annual Report to Shareholders of New Age Media Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP

Baltimore, Maryland
July 22, 1997
PAGE 2

                CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A (the "Registration Statement") of T. Rowe Price Media & Telecommunications Fund, Inc. of our reports dated January 20, 1997 relating to the financial statements and financial highlights appearing in the December 31, 1996 Annual Reports to Shareholders of T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Equity Income Fund, T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price New Era Fund, Inc., and Mid-Cap Equity Growth Fund (constituting Institutional Equity Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP

Baltimore, Maryland
July 22, 1997
PAGE 3

                CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A (the "Registration Statement") of T. Rowe Price Media & Telecommunications Fund, Inc. of our report dated June 24, 1997, relating to the statement of assets and liabilities of T. Rowe Price Diversified Small-Cap Growth Fund, Inc., which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP

Baltimore, Maryland
July 22, 1997